UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  March 8, 2021

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events

On March 8, 2021, a subsidiary of LTC Properties, Inc. (the “Company”) sent a notice of default to ABRI Health Services, LLC and Senior Care Centers, LLC (collectively, the “Lessee”) for non-payment of March 2021 rent and additional charges owed under the master lease. The current minimum monthly rent owed to the Company by the Lessee is $1.2 million. The Company has submitted draws under the Lessee’s letters of credit posted as security for the Lessee’s performance under the master lease, and will apply proceeds received to the Lessee’s obligations under the master lease and the Company’s damages. The Lessee operates 11 skilled nursing centers in Texas, including approximately 1,400 beds, for the Company.

The Company expects to transition the portfolio to Texas-based HMG Healthcare, LLC (“HMG”) by the end of the second quarter of 2021. HMG has been a partner of the Company since 2019, operating two properties for the Company, which has more than a decade-long relationship with HMG’s principals. Subsequent to the transition, HMG will operate 13 Texas properties for the Company. In total, excluding the 11 properties being transitioned, HMG currently operates 29 skilled nursing, independent living, and assisted living centers, primarily in Texas.

Forward Looking Statements

This report includes statements that are not purely historical and are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the impact of future rent payments, and other statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this report are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this report are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company’s management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: March 11, 2021	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman & CEO